UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period:  December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

                                SB CAPITAL AND
                                  INCOME FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2003




                              [LOGO] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]

     MARK J. McALLISTER, CFA
     PORTFOLIO MANAGER

  [GRAPHIC]
        Classic Series

  Annual Report . December 31, 2003

  SB CAPITAL AND INCOME FUND


      MARK J. McALLISTER, CFA

      Mark J. McAllister has more than 17
      years of investment industry experience.

      Education: BS in Accounting from St. John's University; MBA from New York University

      FUND OBJECTIVE

      The fund seeks total return (that is, a combination of income and long-term capital appreciation).

      FUND FACTS

      FUND INCEPTION
      -------------
      September 16, 1985

      MANAGER'S INVESTMENT
      INDUSTRY EXPERIENCE
      -------------
      17 Years


What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  5
Historical Performance................................................  6
Schedule of Investments...............................................  7
Statement of Assets and Liabilities................................... 21
Statement of Operations............................................... 22
Statements of Changes in Net Assets................................... 23
Notes to Financial Statements......................................... 24
Financial Highlights.................................................. 33
Tax Information....................................................... 40
Independent Auditors' Report.......................................... 41
Additional Information................................................ 42

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

At the start of the fund's fiscal year in January 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions, especially the run-up to the war in Iraq. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 14, 2004


               1 SB Capital and Income Fund | 2003 Annual Report

                               MANAGER OVERVIEW

Special Shareholder Notice
Effective April 30, 2003, the fund changed its name to SB Capital and Income Fund formerly known as Smith Barney Premium Total Return Fund. In addition, effective April 30, 2003, Mark McAllister became solely responsible for the day-to-day management of the Fund's portfolio. Ross Margolies no longer serves as a co-portfolio manager of the fund.

Performance Review
For the 12 months ended December 31, 2003, Smith Barney Class A shares of the SB Capital and Income Fund, excluding sales charges, returned 36.17%. These shares performed better than the fund's unmanaged benchmark the S&P 500 Index,/i/ which returned 28.67% for the same period. They also outperformed the fund's Lipper flexible portfolio funds category average, which was 21.23% for the same period./1/

The fund's outperformance was attributable to both asset allocation and stock selection. Among the best performing sectors were the fund's convertible bonds, convertible preferred stocks and real estate investment trust ("REIT") holdings.

Market Overview
The year 2003 saw the first positive total returns for equity investors since 1999 as the markets began to anticipate both improvements in U.S. economic growth and strong corporate profits after a lengthy period of sluggish economic performance, weak profits and corporate restructurings in the wake of the bursting of the technology bubble. This improved economic and profit performance led to both equity share price appreciation and a powerful contraction in credit spreads that benefited our holdings of high yield bonds and convertible securities.



                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

                          6 Months 12 Months
Smith Barney Class A
  Shares                   16.04%    36.17%
S&P 500 Index              15.14%    28.67%
Lipper Flexible Portfolio
  Funds Category
  Average                  11.00%    21.23%

  All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

  Smith Barney Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Smith Barney Class B shares returned 15.76%, Smith Barney Class L shares returned 15.64%, Smith Barney Class O shares returned 15.83% and Smith Barney Class Y shares returned 16.21% over the six months ended December 31, 2003. Excluding sales charges, Smith Barney Class B shares returned 35.56%, Smith Barney Class L shares returned 35.17%, Smith Barney Class O shares returned 35.64% and Smith Barney Class Y shares returned 36.62% over the 12 months ended December 31, 2003.

  All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 343 funds for the six-month period and among the 311 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.




/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 311 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

               2 SB Capital and Income Fund | 2003 Annual Report

                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

                                Since Inception
                                   on 8/4/03
Salomon Brothers Class A Shares      15.90%
S&P 500 Index                        14.01%
Lipper Flexible Portfolio Funds
  Category Average*                   8.49%

  All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

  Salomon Brothers Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Salomon Brothers Class B shares returned 9.73% and Salomon Brothers Class 2 shares returned 9.60% since their inception on September 23, 2003.

  The S&P 500 Index comparison begins on August 4, 2003. All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

  *The return "since inception" for the Lipper category referenced is based on the 4-month period ended December 31, 2003.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 4-month period ended December 31, 2003, calculated among the 349 funds, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.



A number of factors contributed to 2003's positive market results. The Federal Reserve's willingness to continue reducing short-term interest rates to the lowest levels since the Eisenhower Administration, and then to keep them there, was a very important factor. In addition, the Federal government's fiscal policy was quite stimulative. The large personal income and dividend tax cuts, as well as a finite-life corporate accelerated depreciation benefit for capital spending, helped to sustain consumer spending, encourage share purchases and stimulate heretofore weak business capital expenditures.

Other positive factors included the quick U.S. victory over Iraqi military forces in the recent conflict, which was a major worry coming into 2003, and the inability of terrorists to launch a successful attack inside the United States. Both of these helped to improve investor sentiment. Finally, reforms initiated in the wake of the corporate accounting scandals have helped to improve investors' confidence in the fairness of the U.S. capital markets.

What Affected Fund Performance
The fund outperformed the benchmark S&P 500 Index due to both asset allocation and securities selection. At the start of the year, the fund had large weightings in high yield bonds, convertible securities and REITs. These asset classes offered a combination of significant current yields and some equity market sensitivity, and they performed very well as interest rates declined and credit spreads/ii/ tightened. In late June and early July we reduced the fund's high yield bond allocation after credit spreads had undergone a substantial tightening. In late November we added back to the high yield holdings, although the portfolio weighting remained below its levels earlier in the year. Many of the fund's convertible securities holdings coming into 2003 were so-called "busted" convertibles, meaning that they traded at deep discounts to par value, offered high yields to maturity and had very little sensitivity to the price of the underlying common stock because the conversion price was far in excess of the depressed stock price. The technology and telecommunications sectors offered some of the most attractive opportunities of this type. These securities benefited in 2003 from the general credit spread tightening that accompanied improving economic fundamentals as perceived bankruptcy risks greatly declined. Perhaps the most outstanding example of this trend was the fund's investment in Lucent Technologies convertible preferred stock, which was a top 10 holding for most of the year and showed a price rise of well over 100% in 2003. We took advantage of this price appreciation to sell most of our position in this security by the end of the year.

Stock selection was strong too, with the fund's technology, telecommunications, consumer discretionary and healthcare holdings contributing the most to performance, including telecommunications services holding NTL Inc., information technology stock Micron Technology Inc., and telecommunications

               3 SB Capital and Income Fund | 2003 Annual Report company stock UnitedGlobalCom, Inc. We took advantage of strong share price increases to reduce or sell some of these holdings throughout the year, and in general reduced the fund's holdings in the technology sector as prices recovered from their post-bubble lows.

During the summer, we added significantly to fund holdings in the basic materials and capital goods areas. We began to see evidence in early July that the pace of the economic recovery was accelerating and added to these areas because they are very economically sensitive. The fourth quarter was particularly strong for these two sectors and they substantially outperformed the S&P 500 Index during that period.

Finally, in November we added to the fund's healthcare sector holdings. The healthcare sector had underperformed the S&P 500 Index year-to-date, and the sector's price-to-earnings/iii/ multiples looked attractive, in our opinion.

One portfolio sector that didn't perform well was financials. The fund was underweight the major banks, financial conglomerates and broker/dealers, and overweight Freddie Mac during the year. The continued mortgage market strength and solid deposit growth helped the banks and financial conglomerates, while the broker/ dealers benefited from both strong fixed-income business as well as the equity market recovery. In the case of Freddie Mac, ongoing regulatory and accounting issues caused the stock to finish the year with a modest share price decline. Other stocks that detracted from overall portfolio returns include supermarket chain Safeway Inc., pharmaceutical company Merck & Co. Inc., and energy sector holding Transocean Inc.

Thank you for your investment in the SB Capital and Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,
/s/ Mark J. McAllister
Mark J. McAllister
Investment Officer

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (2.63%); CIENA Corp. (1.76%); Safeway Inc. (1.63%); Total SA (1.58%); NTL
Inc. (1.47%); United States Treasury Notes and Bonds (1.45%); BP PLC (1.35%); Alcoa Inc. (1.23%); Standard & Poor's Depositary Receipts (1.14%); Host Marriott Financial (1.05%). Please refer to pages 7 through 18 for a list and percentage breakdown of the fund's holdings.

RISK: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes.

/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/ Credit spread is the difference between the yield of a particular corporate security (in this case high yield bonds) and a benchmark security (in this case comparable U.S. Treasury Notes) that has the same maturity as that particular corporate security.
/iii/ The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.

               4 SB Capital and Income Fund | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS/(1)/ (UNAUDITED)


                                                        Without Sales Charges/(2)/
                                    ----------------------------------------------------------------
                                     Smith   Smith   Smith   Smith   Smith  Salomon  Salomon  Salomon
                                    Barney  Barney  Barney  Barney  Barney  Brothers Brothers Brothers
                                    Class A Class B Class L Class O Class Y Class 2  Class A  Class B
------------------------------------------------------------------------------------------------------
Twelve Months Ended 12/31/03         36.17%  35.56%  35.17%  35.64%  36.62%    N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Five Years Ended 12/31/03             5.01    4.48    4.22    4.51    5.37     N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/03             10.00    9.45     N/A    9.49     N/A     N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Inception** through 12/31/03         10.36   11.04    3.86    9.67    9.44    9.60%+  15.90%+   9.73%+
-----------------------------------------------------------------------------------------------------

                                                         With Sales Charges/(3)/
                                    ----------------------------------------------------------------
                                     Smith   Smith   Smith   Smith   Smith  Salomon  Salomon  Salomon
                                    Barney  Barney  Barney  Barney  Barney  Brothers Brothers Brothers
                                    Class A Class B Class L Class O Class Y Class 2  Class A  Class B
------------------------------------------------------------------------------------------------------
Twelve Months Ended 12/31/03         29.37%  30.56%  32.83%  33.30%  36.62%    N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Five Years Ended 12/31/03             3.94    4.36    4.00    4.31    5.37     N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/03              9.44    9.45     N/A    9.38     N/A     N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------
Inception** through 12/31/03          9.85   11.04    3.68    9.57    9.44    7.55%+   9.27%+   4.73%+
-----------------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(1)/ (UNAUDITED)

                                             Without Sales Charges/(2)/
-----------------------------------------------------------------------
Smith Barney Class A (12/31/93 through
  12/31/03)                                           159.44%
---------------------------------------------------------------------
Smith Barney Class B (12/31/93 through
  12/31/03)                                           146.70
---------------------------------------------------------------------
Smith Barney Class L (Inception** through
  12/31/03)                                            23.38
---------------------------------------------------------------------
Smith Barney Class O (12/31/93 through
  12/31/03)                                           147.49
---------------------------------------------------------------------
Smith Barney Class Y (Inception** through
  12/31/03)                                           103.91
---------------------------------------------------------------------
Salomon Brothers Class 2 (Inception**
  through 12/31/03)                                     9.60
---------------------------------------------------------------------
Salomon Brothers Class A (Inception**
  through 12/31/03)                                    15.90
---------------------------------------------------------------------
Salomon Brothers Class B (Inception**
  through 12/31/03)                                     9.73
---------------------------------------------------------------------

(1) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Smith Barney Class A, Smith Barney Class L, Smith Barney Class O and Salomon Brothers Class A shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00%, 1.00% and 5.75%, respectively; Smith Barney Class B and Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class L and Smith Barney Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Former Class C shareholders who held shares of the Fund and/or other Smith Barney mutual funds on June 12, 1998, will not incur the initial sales charge on Smith Barney Class L shares purchased before June 22, 2003. In addition, Smith Barney Class O shares are only open for purchase by former Smith Barney Class C shareholders. Former Smith Barney Class C shareholders will not incur the initial sales charge on Smith Barney Class O shares purchased before June 22, 2003.
+ Total return is not annualized, as it may not be representative of the total return for the year.
** Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class 2, Salomon Brothers Class A and Salomon Brothers Class B shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993, February 7, 1996, September 23, 2003, August 4, 2003 and September 23, 2003, respectively.


               5 SB Capital and Income Fund | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Smith Barney Class B Shares of the
SB Capital and Income Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                        December 1993 -- December 2003

                                    [CHART]
       SB Capital and Income Fund -
       Smith Barney Class B Shares    S&P 500 Index
       ----------------------------   -------------
12/93             $10,000              $10,000
12/94              10,292               10,132
12/95              12,540               13,934
12/96              15,059               16,061
12/97              18,756               21,419
12/98              19,814               27,575
12/99              20,775               33,375
12/00              21,995               30,337
12/01              21,085               26,733
12/02              18,198               20,827
12/03              24,670               26,798





+Hypothetical illustration of $10,000 invested in Smith Barney Class B shares on December 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2003. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Smith Barney Class B shares' performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


               6 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003



   SHARES                             SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 44.0%
Basic Industry -- 2.5%
      677,500 Alcoa Inc.                                                $    25,745,000
      148,500 Barrick Gold Corp.                                              3,372,435
      300,000 Compass Minerals International, Inc. (a)                        4,284,000
      273,500 International Paper Co.                                        11,790,585
      202,500 Smurfit-Stone Container Corp. (a)(b)                            3,760,425
       51,000 Weyerhaeuser Co.                                                3,264,000
---------------------------------------------------------------------------------------
                                                                             52,216,445
---------------------------------------------------------------------------------------
Capital Goods -- 3.8%
       73,500 American Standard Cos. Inc. (a)                                 7,401,450
       52,500 Avery Dennison Corp. (b)                                        2,941,050
      326,700 The Boeing Co.                                                 13,767,138
       40,800 Eaton Corp.                                                     4,405,584
      603,000 General Electric Co.                                           18,680,940
      112,500 Lockheed Martin Corp.                                           5,782,500
      448,000 Navistar International Corp. (a)(b)                            21,454,720
      144,000 Tyco International Ltd.                                         3,816,000
---------------------------------------------------------------------------------------
                                                                             78,249,382
---------------------------------------------------------------------------------------
Communications -- 2.5%
       40,000 Cablevision Systems New York Group, Class A Shares (a)(b)         935,600
       25,000 Cincinnati Bell Inc. (a)(b)                                       126,250
      130,000 Citizens Communications Co. (a)                                 1,614,600
       50,000 Comcast Corp., Class A Shares (a)                               1,643,500
       70,000 EchoStar Communications Corp., Class A Shares (a)               2,380,000
      442,583 NTL Inc. (a)                                                   30,870,164
    1,679,592 UnitedGlobalCom, Inc., Class A Shares (a)(b)                   14,242,937
---------------------------------------------------------------------------------------
                                                                             51,813,051
---------------------------------------------------------------------------------------
Consumer Cyclicals -- 1.3%
       20,000 Brinker International, Inc. (a)                                   663,200
        3,700 Carter's, Inc. (a)(b)                                              94,165
       60,000 Duane Reade Inc. (a)(b)                                         1,015,200
      250,000 Federated Department Stores, Inc.+                             11,782,500
      150,000 The Home Depot Inc.                                             5,323,500
       75,000 The Interpublic Group of Cos., Inc (a)                          1,170,000
      125,000 MGM MIRAGE (a)                                                  4,701,250
       75,000 Office Depot, Inc. (a)(b)                                       1,253,250
       25,000 Target Corp.                                                      960,000
       30,000 Tommy Hilfiger Corp. (a)                                          444,300
       10,000 Wild Oats Markets, Inc. (a)(b)                                    129,300
---------------------------------------------------------------------------------------
                                                                             27,536,665
---------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 3.8%
      210,300 Altria Group, Inc.                                             11,444,526
       46,300 Citadel Broadcasting Corp. (a)                                  1,035,731
       30,000 InterActiveCorp (a)                                             1,017,900
       22,500 Jones Apparel Group, Inc. (b)                                     792,675
       29,200 Kellogg Co.                                                     1,111,936
      180,000 Kimberly-Clark Corp.                                           10,636,200

                      See Notes to Financial Statements.

               7 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003



   SHARES                           SECURITY                         VALUE
-------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 3.8% (continued)
      105,000    Kraft Foods Inc., Class A Shares               $     3,383,100
       16,495    Liberty Media Corp., Class A Shares (a)                196,126
       60,000    McDonald's Corp.                                     1,489,800
       75,000    Newell Rubbermaid Inc.                               1,707,750
      100,000    The News Corp. Ltd., ADR (b)                         3,025,000
    1,550,000    Safeway Inc. (a)+                                   33,960,500
      150,000    Time Warner Inc. (a)                                 2,698,500
       96,000    Viacom Inc., Class B Shares                          4,260,480
       28,800    The Walt Disney Co.                                    671,904
----------------------------------------------------------------------------
                                                                     77,432,128
----------------------------------------------------------------------------
Energy -- 5.9%
      575,300    BP PLC, ADR                                         28,391,055
       98,500    ChevronTexaco Corp.                                  8,509,415
      503,800    ENSCO International Inc.                            13,688,246
      440,500    GlobalSantaFe Corp.                                 10,937,615
      247,100    Nabors Industries, Ltd. (a)                         10,254,650
      214,000    Patterson-UTI Energy, Inc. (a)                       7,044,880
      403,900    Rowan Cos., Inc. (a)(b)                              9,358,363
      357,600    Total SA, ADR                                       33,081,576
----------------------------------------------------------------------------
                                                                    121,265,800
----------------------------------------------------------------------------
Financials -- 3.6%
       35,000    American Express Co.                                 1,688,050
       90,000    American International Group, Inc.                   5,965,200
       14,200    Aspen Insurance Holdings Ltd. (a)(b)                   352,302
      155,000    Bank of America Corp.                               12,466,650
       40,000    The Bank of New York Co., Inc.                       1,324,800
           25    Berkshire Hathaway Inc., Class A Shares (a)(b)       2,106,250
       30,000    Comerica Inc.                                        1,681,800
        6,667    Countrywide Financial Corp.                            505,667
       15,000    Fannie Mae                                           1,125,900
       27,500    Fifth Third Bancorp (b)                              1,625,250
       20,000    FleetBoston Financial Corp.                            873,000
      166,200    Freddie Mac                                          9,692,784
        3,000    Golden West Financial Corp.                            309,570
       14,000    The Goldman Sachs Group, Inc.                        1,382,220
       15,000    GreenPoint Financial Corp. (b)                         529,800
       47,000    IPC Holdings, Ltd.                                   1,830,180
       44,000    J.P. Morgan Chase & Co.                              1,616,120
        6,400    M&T Bank Corp.                                         629,120
       16,000    Marsh & McLennan Cos., Inc.                            766,240
       40,000    MBNA Corp.                                             994,000
       13,500    Mellon Financial Corp.                                 433,485
       50,000    Merrill Lynch & Co., Inc.                            2,932,500
      115,000    PartnerRe Ltd. (b)                                   6,675,750
        3,000    State Street Corp.                                     156,240
       50,000    U.S. Bancorp                                         1,489,000
       20,000    Wachovia Corp.                                         931,800
      186,500    Wells Fargo & Co.                                   10,982,985

                      See Notes to Financial Statements.

               8 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003



   SHARES                           SECURITY                             VALUE
-----------------------------------------------------------------------------------
Financials -- 3.6% (continued)
       50,000 Willis Group Holdings Ltd. (b)                        $     1,703,500
        5,000 Zions Bancorp. (b)                                            306,650
-----------------------------------------------------------------------------------
                                                                         73,076,813
-----------------------------------------------------------------------------------
Healthcare -- 8.1%
      241,000 Amgen Inc. (a)                                             14,893,800
       70,000 Anthem, Inc. (a)(b)                                         5,250,000
      240,000 Biogen Idec Inc. (a)                                        8,827,200
       50,000 Boston Scientific Corp. (a)                                 1,838,000
      210,000 Caremark Rx, Inc. (a)(b)                                    5,319,300
      150,000 DJ Orthopedics Inc. (a)                                     4,020,000
      382,700 Elan Corp. PLC, ADR (a)(b)                                  2,636,803
      175,000 Gilead Sciences, Inc. (a)                                  10,174,500
      150,000 GlaxoSmithKline PLC                                         3,427,298
      160,600 Guidant Corp.                                               9,668,120
      292,600 InterMune Inc. (a)(b)                                       6,776,616
       25,000 IVAX Corp. (a)                                                597,000
      150,000 Johnson & Johnson                                           7,749,000
       92,000 KYORIN Pharmaceutical Co., Ltd.                             1,034,769
      100,000 Mentor Corp. (b)                                            2,406,000
      200,000 Merck & Co. Inc.                                            9,240,000
    1,561,300 Pfizer Inc.                                                55,160,729
      115,000 Roche Holdings AG                                          11,594,803
      130,000 Schering-Plough Corp.                                       2,260,700
      302,500 Transkaryotic Therapies, Inc. (a)(b)                        4,722,025
-----------------------------------------------------------------------------------
                                                                        167,596,663
-----------------------------------------------------------------------------------
Real Estate Investment Trust -- 6.2%
       78,000 Alexandria Real Estate Equities, Inc.                       4,516,200
      265,000 AMB Property Corp.                                          8,713,200
      155,000 American Financial Realty Trust                             2,642,750
       30,000 Apartment Investment & Management Co., Class A Shares       1,035,000
      103,250 Archstone-Smith Trust                                       2,888,935
      100,000 Ashford Hospitality Trust (a)                                 939,000
      130,000 Avalonbay Communities, Inc.                                 6,214,000
       71,200 Boston Properties, Inc.                                     3,431,128
       20,000 BRE Properties, Inc., Class A Shares                          668,000
      181,900 CarrAmerica Realty Corp.                                    5,416,982
      151,500 Cousins Properties, Inc.                                    4,635,900
       50,000 Developers Diversified Realty Corp.                         1,678,500
       85,000 Duke Realty Corp.                                           2,635,000
      210,000 Equity Office Properties Trust                              6,016,500
      100,000 Equity Residential                                          2,951,000
      120,000 Federal Realty Investment Trust                             4,606,800
      273,927 General Growth Properties, Inc.                             7,601,474
      110,000 Highwoods Properties, Inc.                                  2,794,000
       78,000 iStar Financial Inc.                                        3,034,200
       50,000 Kimco Realty Corp.                                          2,237,500
       30,000 The Macerich Co.                                            1,335,000
       29,000 Pan Pacific Retail Properties, Inc.                         1,381,850

                      See Notes to Financial Statements.

               9 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003



   SHARES                      SECURITY                       VALUE
------------------------------------------------------------------------
Real Estate Investment Trust -- 6.2% (continued)
      345,000 ProLogis                                   $    11,071,050
      160,000 PS Business Parks, Inc., Class A Shares          6,601,600
       85,000 Public Storage, Inc.                             3,688,150
       74,000 Regency Centers Corp.                            2,948,900
      141,800 The Rouse Co.                                    6,664,600
      140,000 Simon Property Group, Inc.                       6,487,600
      188,977 SL Green Realty Corp.                            7,757,505
      110,000 Vornado Realty Trust                             6,022,500
------------------------------------------------------------------------
                                                             128,614,824
------------------------------------------------------------------------
Technology -- 4.3%
       36,400 3Com Corp. (a)                                     297,388
    1,300,000 ADC Telecommunications, Inc. (a)                 3,861,000
       65,000 Applied Materials, Inc. (a)                      1,459,250
       70,000 Celestica Inc. (a)(b)                            1,054,900
       50,000 Check Point Software Technologies Ltd. (a)         841,000
      180,000 CSG Systems International, Inc. (a)(b)           2,248,200
      348,975 DDI Corp. (a)                                    5,129,933
       23,900 Essex Corp. (a)                                    224,421
      446,200 Flextronics International Ltd. (a)               6,621,608
      660,000 Hewlett-Packard Co.                             15,160,200
      656,300 Infineon Technologies AG, ADR (a)(b)             8,997,873
      110,000 Intel Corp.                                      3,542,000
       40,000 International Business Machines Corp.            3,707,200
       55,000 Lattice Semiconductor Corp. (a)(b)                 532,400
       60,000 Maxtor Corp. (a)(b)                                666,000
      362,600 Microsoft Corp.                                  9,986,004
      650,000 Motorola, Inc.                                   9,145,500
      542,200 Network Associates, Inc. (a)                     8,154,688
      300,000 Novell, Inc. (a)                                 3,156,000
       20,000 STMicroelectronics N.V., NY Shares                 540,200
      250,000 Sun Microsystems, Inc. (a)                       1,122,500
       60,000 Teradyne, Inc. (a)                               1,527,000
       12,300 Tessera Technologies Inc. (a)                      231,363
       25,000 VERITAS Software Corp. (a)                         929,000
------------------------------------------------------------------------
                                                              89,135,628
------------------------------------------------------------------------
Transportation -- 0.1%
       42,000 Canadian National Railway Co.                    2,657,760
------------------------------------------------------------------------
Utilities -- 1.9%
      325,300 Edison International                             7,133,829
      357,600 FirstEnergy Corp.                               12,587,520
      428,300 NiSource Inc. (b)                                9,396,902
      170,200 Progress Energy, Inc.                            7,703,252
      150,045 Southern Union Co. (a)(b)                        2,760,828
------------------------------------------------------------------------
                                                              39,582,331
------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $770,422,648)                         909,177,490
------------------------------------------------------------------------

                      See Notes to Financial Statements.

              10 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003



    SHARES                                              SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
Communications -- 0.6%
        91,865              CSC Holdings Inc., Series M, 11.125% due 4/1/08                  $     9,668,791
        30,000              Spanish Broadcasting System, Inc., Series A, 10.750% (c)               3,135,000
-------------------------------------------------------------------------------------------------------------
                                                                                                  12,803,791
-------------------------------------------------------------------------------------------------------------
Technology -- 0.0%
        13,750              DDI Corp., 15.000% due 1/31/09                                           137,500
-------------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost -- $12,047,526)                                                 12,941,291
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.4%
Consumer Cyclicals -- 1.5%
       430,000              Host Marriott Financial, 6.750% due 12/2/26 (b)                       21,930,000
       250,000              Toys "R" Us, Inc., 6.250% due 8/16/05 (b)                              9,987,500
-------------------------------------------------------------------------------------------------------------
                                                                                                  31,917,500
-------------------------------------------------------------------------------------------------------------
Energy -- 0.1%
        50,000              Hanover Compressor Cap Trust, 7.250% due 12/15/29                      2,412,500
-------------------------------------------------------------------------------------------------------------
Financials -- 1.0%
       117,000              Commerce Capital Trust II, 5.950% due 3/11/32                          7,020,000
       241,700              PartnerRe Ltd., 8.000% due 12/31/04 (b)                               13,714,058
-------------------------------------------------------------------------------------------------------------
                                                                                                  20,734,058
-------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.2%
       120,000              Reckson Associates Realty Corp., Series A, 7.625%                      3,030,000
-------------------------------------------------------------------------------------------------------------
Technology -- 0.6%
       360,000              Electronic Data Systems Corp., 7.625% due 8/17/04                      8,254,800
         3,500              Lucent Technologies Capital Trust I, 7.750% due 3/15/17                3,661,000
-------------------------------------------------------------------------------------------------------------
                                                                                                  11,915,800
-------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCK
                            (Cost -- $60,365,689)                                                 70,009,858
-------------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT                                              SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 1.5%
U.S. Treasury Obligations -- 1.5%
$   25,000,000              U.S. Treasury Notes, 3.250% due 8/15/07 (b)                           25,508,800
     5,000,000              U.S. Treasury Bonds, 4.000% due 11/15/12 (b)                           4,953,520
-------------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS
                            (Cost -- $30,085,985)                                                 30,462,320
-------------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT        RATING(d)                             SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 22.8%
Basic Industry -- 3.0%
     2,500,000    B+        Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11                       2,818,750
     2,500,000    B+        Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13       2,912,500
     5,000,000    BB+       Bowater Inc., Notes, 6.500% due 6/15/13 (b)++                          4,860,940

                      See Notes to Financial Statements.

              11 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


    FACE
   AMOUNT     RATING(d)                                      SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Basic Industry -- 3.0% (continued)
$   5,000,000 B-        Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11                   $     5,625,000
    3,000,000 BB-       Equistar Chemicals LP, Sr. Notes, 10.625% due 5/1/11                                     3,330,000
    5,000,000 CCC+      Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 (b)                       5,175,000
    7,500,000 BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11                            8,475,000
    5,000,000 B         JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12                                           5,625,000
      129,000 NR        Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (e)                 323
    4,750,000 BB-       Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12                                5,296,250
      750,000 B-        OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11                                        783,750
    4,475,000 B+        Resolution Performance Products LLC, Secured Notes, 8.000% due 12/15/09 (c)              4,654,000
                        Rhodia SA:
    1,875,000 CCC+       Sr. Notes, 7.625% due 6/1/10 (c)                                                        1,809,375
    1,850,000 CCC+       Sr. Sub. Notes, 8.875% due 6/1/11 (c)                                                   1,711,250
                        Tembec Industries, Inc., Sr. Notes:
    5,000,000 BB         8.625% due 6/30/09                                                                      5,175,000
    2,500,000 BB         8.500% due 2/1/11                                                                       2,600,000
      250,000 BBB       Weyerhaeuser Co., Notes, 5.500% due 3/15/05                                                260,340
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                61,112,478
--------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 1.6%
   10,000,000 B+        Allied Waste North America, Inc., Sr. Sub. Notes, Series B, 10.000% due 8/1/09 (b)      10,850,000
    5,000,000 BB+       American Standard, Inc., Sr. Bonds, 8.250% due 6/1/09                                    5,800,000
      225,000 A         Boeing Capital Corp., Sr. Notes, 5.650% due 5/15/06                                        240,353
    7,000,000 B+        Nortek Holdings, Inc., Sr. Notes, Series B, 9.125% due 9/1/07                            7,271,250
    1,250,000 BBB-      Raytheon Co., Notes, 6.500% due 7/15/05                                                  1,332,583
    7,500,000 BB-       Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                                8,306,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,800,436
--------------------------------------------------------------------------------------------------------------------------
Communications -- 6.3%
    7,000,000 CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b)                                   7,490,000
    6,500,000 BBB       AT&T Corp., Sr. Notes, 8.750% due 11/15/31                                               7,621,894
    5,000,000 BBB       AT&T Wireless Services Inc., Notes, 8.125% due 5/1/12                                    5,890,745
                        Charter Communications Holdings LLC, Sr. Discount Notes:
    5,000,000 CCC-       Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10                            4,100,000
   10,000,000 CCC-       Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11                            7,500,000
   10,000,000 CCC-       Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11                            6,750,000
      500,000 BBB       Cox Communications, Inc., Notes, 7.500% due 8/15/04                                        516,795
                        Crown Castle International Corp., Sr. Notes:
    3,400,000 CCC        9.375% due 8/1/11 (b)                                                                   3,791,000
    2,500,000 CCC        10.750% due 8/1/11 (b)                                                                  2,825,000
    2,500,000 CCC        7.500% due 12/1/13 (c)                                                                  2,525,000
                        CSC Holdings Inc.:
    5,000,000 BB-        Sr. Notes, Series B, 7.625% due 4/1/11                                                  5,287,500
      500,000 B+         Sr. Sub. Debentures, 10.500% due 5/15/16                                                  575,000
    5,000,000 B         Dex Media Inc., Discount Notes, zero coupon until 11/15/08,
                          (9.000% thereafter), due 11/15/13 (c)                                                  3,550,000
                        EchoStar DBS Corp., Sr. Notes:
    1,625,000 BB-        9.125% due 1/15/09                                                                      1,826,094
    7,500,000 BB-        9.375% due 2/1/09                                                                       7,884,375

                      See Notes to Financial Statements.

              12 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


     FACE
    AMOUNT     RATING(d)                                   SECURITY                                         VALUE
----------------------------------------------------------------------------------------------------------------------
Communications -- 6.3% (continued)
                         Insight Midwest, Sr. Notes:
$    6,750,000 B+         10.500% due 11/1/10 (b)                                                      $     7,374,375
     5,000,000 B+         10.500% due 11/1/10 (c)                                                            5,462,500
     8,000,000 B+        Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13 (b)                           8,520,000
     7,500,000 B-        Qwest Corp., Debentures, 6.875% due 9/15/33                                         7,162,500
     8,175,000 CCC+      Qwest Services Corp., Notes, 14.000% due 12/15/14 (c)                              10,443,563
     2,500,000 BBB-      Rogers Cablesystems Ltd., Sr. Notes, Series B, 10.000% due 3/15/05                  2,693,750
       812,000 CC        SBA Communications Corp., Sr. Discount Notes, 12.000% due 3/1/08                      887,110
       130,000 A+        SBC Communications Inc., Notes, 5.750% due 5/2/06                                     139,585
    18,800,000 C         Telewest Communications PLC, Sr. Discount Notes, zero coupon until 2/1/05,
                           (11.375% thereafter), due 2/1/10 (b)                                              9,306,000
       250,000 A+        Verizon Global Funding Corp., Notes, 4.000% due 1/15/08                               254,983
       875,000 A-        Viacom Inc., Sr. Notes, 7.150% due 5/20/05                                            937,945
       225,000 A         Vodafone Group PLC, Notes, 7.625% due 2/15/05                                         239,944
       225,000 BBB+      The Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06                           241,442
     7,500,000 CCC+      Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14 (c)                     7,631,250
----------------------------------------------------------------------------------------------------------------------
                                                                                                           129,428,350
----------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.1%
     3,750,000 B+        Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09                               4,068,750
                         Caesars Entertainment, Inc., Sr. Sub. Notes:
     4,425,000 BB-        7.875% due 12/15/05                                                                4,751,344
     4,000,000 BB-        8.875% due 9/15/08                                                                 4,540,000
       575,000 BB-        7.875% due 3/15/10 (b)                                                               639,688
     1,000,000 BB-        8.125% due 5/15/11 (b)                                                             1,126,250
     4,500,000 B         Coast Hotels & Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09                     4,781,250
       325,000 BBB       DaimlerChrysler NA Holding Corp., Notes, 6.400% due 5/15/06                           348,399
     1,000,000 BBB-      Hertz Corp., Notes, Floating Rate 1.710% due 8/13/04                                  997,746
     2,750,000 BBB-      Hilton Hotels Corp., Notes, 7.625% due 12/1/12                                      3,104,063
     4,360,000 B+        HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                       4,567,100
    10,000,000 B+        Horseshoe Gaming Holdings Corp., Sr. Sub. Notes, Series B, 8.625% due 5/15/09      10,612,500
                         Iron Mountain Inc.:
       315,000 B          Sr. Notes, 8.125% due 5/15/08                                                        328,781
     6,500,000 B          Sr. Sub. Notes, 8.625% due 4/1/13                                                  7,052,500
     3,000,000 BB+       JC Penney Co. Inc., Notes, 8.000% due 3/1/10                                        3,453,750
     2,000,000 B+        Kerzner International Ltd., 8.875% due 8/15/11                                      2,195,000
     5,250,000 CCC       Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08 (b)                              3,451,875
     6,000,000 BB-       Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (b)             6,960,000
                         MGM MIRAGE, Sr. Sub. Notes:
     6,000,000 BB-        9.750% due 6/1/07                                                                  6,870,000
     4,000,000 BB-        8.375% due 2/1/11(b)                                                               4,550,000
     5,000,000 B         Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12                5,187,500
     5,000,000 BB        Saks, Inc., Sr. Notes, 7.375% due 2/15/19                                           5,112,500
       325,000 AAA       Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07                      358,448
----------------------------------------------------------------------------------------------------------------------
                                                                                                            85,057,444
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              13 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


    FACE
   AMOUNT     RATING(d)                                     SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 1.9%
$   6,500,000 BB        Ahold Lease USA Inc., Series A-2, 8.620% due 1/2/25                               $     6,536,563
      200,000 A         Brown-Forman Corp., Notes, 3.000% due 3/15/08                                             195,935
    6,000,000 B+        Constellation Brands, Inc., Sr. Sub. Notes, Series B, 8.125% due 1/15/12 (b)            6,600,000
      175,000 A         Costco Wholesale Corp., Sr. Notes, 5.500% due 3/15/07 (b)                                 188,919
                        Del Monte Corp., Sr. Sub. Notes:
    2,000,000 B          8.625% due 12/15/12                                                                    2,200,000
    1,500,000 B          Series B, 9.250% due 5/15/11                                                           1,665,000
      250,000 A         Diageo Capital PLC, Notes, 3.500% due 11/19/07                                            252,382
      225,000 A         Honeywell International Inc., Notes, 6.875% due 10/3/05                                   244,620
      175,000 BBB       Kellogg Co., Sr. Notes, 2.875% due 6/1/08                                                 169,145
    5,000,000 B         Land O' Lakes Inc., Secured Notes, 9.000% due 12/15/10 (c)                              5,062,500
    4,000,000 B         Mail-Well Corp., Sr. Sub. Notes, Series B, 8.750% due 12/15/08 (b)                      4,010,000
      225,000 A         McDonald's Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08 (b)                     243,382
      225,000 A-        Nabisco Inc., Notes, 6.375% due 2/1/05                                                    234,883
    4,000,000 B         Pathmark Stores, Inc., Sr. Sub. Notes, 8.750% due 2/1/12                                4,200,000
    2,500,000 CCC+      Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11                               2,537,500
    3,500,000 B-        Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09                          3,850,000
      175,000 BBB       Safeway Inc., Notes, 4.800% due 7/16/07                                                   181,785
      225,000 A-        V. F. Corp., Notes, 8.100% due 10/1/05                                                    247,187
      350,000 AA        Wal-Mart Stores, Inc., Notes, 5.580% due 5/1/06 (c)                                       375,241
    1,129,000 B+        Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11 (b)                                    1,326,575
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               40,321,617
-------------------------------------------------------------------------------------------------------------------------
Energy -- 1.0%
      500,000 A-        Conoco Funding Co., Notes, 5.450% due 10/15/06                                            536,795
    5,000,000 CCC+      Dynegy Holdings Inc., Debentures, 7.125% due 5/15/18                                    4,312,500
    5,000,000 B-        El Paso Corp., Sr. Medium-Term Notes, 7.800% due 8/1/31                                 4,281,250
      650,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                          739,375
    5,000,000 B+        Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12                            5,700,000
                        The Williams Co, Inc., Notes:
    2,500,000 B+         7.625% due 7/15/19                                                                     2,628,125
    2,500,000 B+         8.750% due 3/15/32                                                                     2,837,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               21,035,545
-------------------------------------------------------------------------------------------------------------------------
Financials -- 0.6%
      250,000 A+        ABN Amro Bank NV, Sub. Notes, 7.125% due 6/18/07                                          282,253
      325,000 A+        American Express Credit Corp., Medium-Term Notes, Series B,
                          Floating Rate 1.290% due 9/19/06                                                        325,447
      250,000 A+        American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07           272,121
      325,000 A-        Amvescap PLC., Sr. Notes, 6.600% due 5/15/05                                              344,190
      300,000 A+        Bank of America Corp., Sr. Notes, 7.125% due 9/15/06                                      334,960
      325,000 A-        BB&T Corp., Sub. Notes, Redeemable and Putable Securities, 6.375% due 6/30/05             346,018
      225,000 A         The Bear Stearns Cos. Inc., Notes, 6.500% due 5/1/06                                      245,390
      225,000 A         The Chubb Corp., Notes, 6.150% due 8/15/05                                                239,427
      250,000 A         CIT Group Inc., Notes, 6.500% due 2/7/06                                                  270,881
      250,000 A         Countrywide Home Loans, Inc., Medium-Term Notes, Series J, 5.500% due 8/1/06              267,200
      200,000 A+        Credit Suisse First Boston USA Inc., Notes, 5.750% due 4/15/07                            216,898
      250,000 A         FleetBoston Financial Corp., Sr. Medium-Term Notes, Series T, 4.200% due 11/30/07         258,387
      250,000 A-        The Hartford Financial Services Group, Inc., Sr. Notes, 2.375% due 6/1/06                 248,892
      200,000 A         Household Finance Corp., Medium-Term Notes, 6.500% due 1/24/06                            216,400

                      See Notes to Financial Statements.

              14 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


    FACE
   AMOUNT        RATING(d)                                  SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------------
Financials -- 0.6% (continued)
$     225,000    AA-       International Lease Finance Corp., Notes, 5.750% due 10/15/06               $       242,231
      250,000    A+        J.P. Morgan Chase & Co., Sr. Notes, 5.350% due 3/1/07                               267,769
      325,000    A-        John Deere Capital Corp., Notes, 5.125% due 10/19/06                                346,603
      210,000    A         KeyBank National Association, Bank Notes, Series T, 5.000% due 7/17/07              225,392
    1,000,000    A         Lehman Brothers Holdings Inc., Notes, 7.750% due 1/15/05                          1,068,817
      350,000    A+        M & I Marshall & Ilsley Bank, Certificate Deposit Notes, 1.568% due 3/10/05         347,758
      325,000    A         MGIC Investment Corp., Sr. Notes, 7.500% due 10/15/05                               354,489
      500,000    AA        Monumental Global Funding II, Secured Notes, 6.050% due 1/19/06 (c)                 537,391
    1,000,000    A+        Morgan Stanley, Unsub. Notes, 6.100% due 4/15/06                                  1,082,699
      150,000    BBB       NiSource Finance Corp., Sr. Notes, 7.625% due 11/15/05                              163,946
      225,000    A-        PNC Funding Corp., Notes, 7.000% due 9/1/04                                         233,641
      325,000    AA        Protective Life U.S. Funding Trust, Notes, 5.875% due 8/15/06 (c)                   353,404
      225,000    A-        Reed Elsevier Capital Inc., Bonds, 6.125% due 8/1/06                                245,285
      200,000    A         SLM Corp., Medium-Term Notes, Series A, 5.625% due 4/10/07                          216,894
      300,000    AA-       SunTrust Banks, Inc., Sr. Bank Notes, Series T, 2.125% due 1/30/06                  300,141
      500,000    A-        Textron Financial Corp., Notes, 7.125% due 12/9/04                                  522,611
      350,000    AA-       US Bank National Association, Bank Notes, 2.850% due 11/15/06                       351,933
      225,000    NA        Wachovia Corp., Sub. Notes, 6.400% due 4/1/08                                       248,344
    1,800,000    A-        Washington Mutual Finance Corp., Sr. Notes, 8.250% due 6/15/05                    1,964,207
      225,000    AA-       Wells Fargo Financial, Inc., Sr. Notes, 4.875% due 6/12/07                          239,011
----------------------------------------------------------------------------------------------------------------------
                                                                                                            13,181,030
----------------------------------------------------------------------------------------------------------------------
Healthcare -- 1.2%
   12,500,000    B-        Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08                  11,287,500
    5,000,000    B-        IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09                      5,650,000
                           Tenet Healthcare Corp.:
    5,000,000    BB-        Notes, 7.375% due 2/1/13                                                         5,050,000
      650,000    BB-        Sr. Notes, 5.375% due 11/15/06 (b)                                                 643,500
    2,500,000    CCC+      Vanguard Health Systems, Inc., Sr. Sub. Notes, 9.750% due 8/1/11                  2,725,000
      175,000    A-        WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06                           190,915
----------------------------------------------------------------------------------------------------------------------
                                                                                                            25,546,915
----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.4%
    5,000,000    B-        FelCor Lodging L.P., Sr. Notes, 10.000% due 9/15/08                               5,425,000
    3,000,000    BBB+      Spieker Properties L.P., Notes, 6.800% due 5/1/04                                 3,045,618
----------------------------------------------------------------------------------------------------------------------
                                                                                                             8,470,618
----------------------------------------------------------------------------------------------------------------------
Technology -- 1.0%
      550,000    A-        Hewlett-Packard Co., Notes, 7.150% due 6/15/05                                      591,523
                           Lucent Technologies Inc.:
   10,000,000    B-         Debentures, 6.450% due 3/15/29                                                   7,912,500
    3,500,000    B-         Notes, 5.500% due 11/15/08                                                       3,272,500
                           Unisys Corp., Sr. Notes:
    1,500,000    BB+        8.125% due 6/1/06                                                                1,627,500
    6,000,000    BB+        7.875% due 4/1/08 (b)                                                            6,247,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            19,651,523
----------------------------------------------------------------------------------------------------------------------
Transportation -- 0.1%
    2,500,000    B+        OMI Corp., Sr. Notes, 7.625% due 12/1/13 (c)                                      2,534,375
      170,000    BBB       Union Pacific Corp., Notes, 7.600% due 5/1/05                                       182,070
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,716,445
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              15 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


    FACE
   AMOUNT     RATING(d)                                         SECURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
Utilities -- 1.6%
$   1,000,000 A         Alabama Power Co., Sr. Notes, Series N, 4.875% due 9/1/04                                $     1,023,299
    6,500,000 CC        Avon Energy Partners Holdings, Notes, 6.460% due 3/4/08 (c)                                    6,223,750
    3,000,000 BB-       BRL Universal Equipment 2001A, L.P., Secured Notes, 8.875% due 2/15/08                         3,232,500
                        Calpine Corp., Sr. Notes:
    1,225,000 CCC+       8.500% due 5/1/08                                                                               983,063
    3,500,000 CCC+       8.625% due 8/15/10 (b)                                                                        2,747,500
    3,500,000 BBB       Carolina Power & Light Co., First Mortgage, 7.875% due 4/15/04                                 3,563,245
      150,000 BBB+      Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08                                                 150,857
    5,000,000 B         Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                                          5,212,500
      250,000 A-        FPL Group Capital Inc., Notes, 3.250% due 4/11/06                                                254,533
    5,000,000 B         Reliant Resources, Inc., Secured Notes, 9.250% due 7/15/10 (c)                                 5,325,000
    3,500,000 BB-       Western Gas Resources, Inc., Sr. Sub. Notes, 10.000% due 6/15/09                               3,780,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      32,496,247
--------------------------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $425,657,231)                                                                       472,818,648
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 13.4%
Capital Goods -- 0.7%
    5,000,000 B         Navistar Financial Corp., Sub. Notes, 4.750% due 4/1/09                                        5,406,250
    7,500,000 BBB-      Tyco International Group, Sr. Notes, 2.750% due 1/15/18 (c)                                    9,609,375
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      15,015,625
--------------------------------------------------------------------------------------------------------------------------------
Communications -- 2.4%
   13,000,000 CCC       American Tower Corp., Notes, 6.250% due 10/15/09 (b)                                          13,130,000
   12,500,000 B         Avaya Inc., Sr. Notes, zero coupon due 10/31/21                                                7,609,375
   15,000,000 B         EchoStar Communications Corp., Sub. Notes, 5.750% due 5/15/08                                 15,862,500
    5,000,000 B+        Mediacom Communications Corp., Sr. Notes, 5.250% due 7/1/06                                    4,862,500
    7,500,000 C         TeleWest Finance (Jersey) Ltd., Sr. Bond, 6.000% due 7/7/05 (c)(e)                             8,137,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      49,601,875
--------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
    7,000,000 BB-       JC Penney Co. Inc., Sub. Notes, 5.000% due 10/15/08                                            7,717,500
--------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 0.3%
   10,000,000 B         Duane Reade Inc., Sr. Notes, 2.148% until 4/16/07, (zero coupon thereafter), due 4/16/22       5,725,000
--------------------------------------------------------------------------------------------------------------------------------
Energy -- 0.0%
   11,000,000 NR        Friede Goldman Halter Inc., Sub. Notes, 4.500% due 9/15/04 (e)                                   825,000
--------------------------------------------------------------------------------------------------------------------------------
Financials -- 0.4%
    7,500,000 B-        E*Trade Group, Inc., Sub. Notes, 6.000% due 2/1/07                                             7,706,250
--------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 3.7%
    3,500,000 B-        Alpharma Inc., Sr. Sub. Notes, 3.000% due 6/1/06                                               4,116,875
    4,000,000 NR        BioMarin Pharmaceuticals Inc., Sub. Notes, 3.500% due 6/15/08 (c)                              3,710,000
    5,000,000 B-        Cephalon, Inc., Sub. Notes, 2.500% due 12/15/06                                                4,793,750
    7,000,000 CCC       CuraGen Corp., Sub. Debentures, 6.000% due 2/2/07                                              6,195,000
    5,500,000 NR        CV Therapeutics, Inc., Sub. Notes, 4.750% due 3/7/07                                           5,053,125
   15,000,000 NR        InterMune Inc., Sub.Notes, 5.750% due 7/15/06                                                 15,075,000
   16,000,000 NR        Medarex, Inc., Sub. Notes, 4.500% due 7/1/06                                                  14,860,000
   10,000,000 NR        Nektar Therapeutic, Sub. Notes, 3.500% due 10/17/07                                            9,087,500
   15,000,000 NR        Vertex Pharmacueticals Inc., Sub. Notes, 5.000% due 9/19/07                                   13,387,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      76,278,750
--------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              16 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


    FACE
   AMOUNT        RATING(d)                                       SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------------
Technology -- 5.4%
$   8,000,000    NR        Akamai Technologies, Inc., Sub. Notes, 5.500% due 7/1/07                             $     7,900,000
                           Amkor Technology, Inc., Sub. Notes:
    6,000,000    CCC+       5.750% due 6/1/06                                                                         6,090,000
    2,750,000    CCC+       5.000% due 3/15/07 (b)                                                                    2,719,063
   32,000,000    NR        Atmel Corp., Sub. Notes, zero coupon due 5/23/21                                          13,840,000
    2,500,000    B         BEA Systems, Inc., Sub. Notes, 4.000% due 12/15/06                                         2,521,875
   40,000,000    B         CIENA Corp., Sr. Notes, 3.750% due 2/1/08                                                 37,000,000
    4,000,000    BB-       Comverse Technology, Inc., Debentures, 1.500% due 12/1/05                                  3,900,000
    4,000,000    NR        Conexant Systems, Inc., Sub. Notes, 4.250% due 5/1/06                                      3,995,000
   18,000,000    NR        i2 Technologies Inc., Sub. Notes, 5.250% due 12/15/06                                     16,200,000
   11,500,000    NR        Manugistics Group, Inc., Sub. Notes, 5.000% due 11/1/07                                   10,651,875
   15,000,000    B         Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20                                7,687,500
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    112,505,313
-------------------------------------------------------------------------------------------------------------------------------
Utilities -- 0.1%
    1,900,000    B-        The AES Corp., Jr. Sub. Notes, 4.500% due 8/15/05                                          1,814,500
-------------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS AND NOTES
                           (Cost -- $242,496,556)                                                                   277,189,813
-------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
      728,897    BB        Chase Commercial Mortgage Securities Corp., Series 2000-FL1A, Class E, Floating Rate
                             2.96875% due 12/12/13 (c)                                                                  709,640
      333,986    BBB       Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, Floating Rate
                             2.24125% due 7/25/28                                                                       300,587
    3,000,000    AA        Countrywide Asset-Backed Certificates, Series 1999-2, Class MV1, Floating Rate
                             1.58125% due 5/25/29                                                                     3,003,473
    3,085,000    A2*       CS First Boston Mortgage Securities Corp., Series 2001-HE8, Class M2, Floating Rate
                             2.19125% due 2/25/31                                                                     3,075,328
    5,460,546    Aa1*      Diversified Asset Securitization Holdings, Series 1A, Class A1, Floating Rate
                             1.760% due 12/30/34 (c)                                                                  4,641,464
    1,154,562    NR        Guaranteed Residential Securities Trust, Series 1999-A, Class A, Floating Rate
                             1.69125% due 1/28/30 (c)                                                                 1,108,379
                           JP Morgan Chase Commercial Mortgage Finance Corp.:
    2,328,981    Baa2*      Series 2000-FL1, Class D, Floating Rate 2.9325% due 4/15/10 (c)                           2,321,120
    2,154,224    BBB+       Series 2001-FL1A, Class F, Floating Rate 2.5325% due 7/13/13 (c)                          2,145,325
                           Paragon Residual Interest, Series 1999-R:
      172,962    NR         Class A, 9.790% due 5/15/05                                                                 172,962
       36,996    NR         Class A2, 10.520% due 12/15/06                                                               36,996
    1,108,754    Baa2*     Sail Net Interest Margin Notes, Series 2003-BC2A, Class A, Floating Rate
                             7.750% due 4/27/33 (c)                                                                   1,097,666
    2,439,301    A-        Sasco Net Interest Margin Trust, Series 2003-12XS, Class A, 7.500% due 4/28/33 (c)         2,408,809
      218,785    Ba2*      Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 7/25/04                  218,572
                           Wings Ltd., Series 2003-1A:
    1,764,838    AAA        Class 1A, Floating Rate 1.680% due 11/15/35 (c)                                           1,729,541
      882,419    AAA        Class 1B, Floating Rate 1.680% due 11/15/35 (c)                                             864,771
      858,619    Aa2*      WMC Mortgage Loan Pass-Through Certificates, Series 1999-A, Class M2, Floating Rate
                             2.6625% due 10/15/29                                                                       869,265
-------------------------------------------------------------------------------------------------------------------------------
                           TOTAL ASSET-BACKED SECURITIES
                           (Cost -- $25,426,829)                                                                     24,703,898
-------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              17 SB Capital and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


  CONTRACTS                                              SECURITY                                               VALUE
---------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 1.2%
Purchased Calls -- 1.2%
        2,500    S&P 500 Index, Call @ 1,025, Expire 1/17/04                                               $    21,800,000
        1,000    S&P 500 Index, Call @ 1,100, Expire 1/17/04                                                     2,100,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,900,000
---------------------------------------------------------------------------------------------------------------------------
Purchased Put -- 0.0%
        1,250    S&P 500 Index, Put @ 1,005, Expire 1/17/04                                                        156,250
---------------------------------------------------------------------------------------------------------------------------
                 TOTAL PURCHASED OPTIONS
                 (Cost -- $13,614,250)                                                                          24,056,250
---------------------------------------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $1,580,116,714)                                                                    1,821,359,568
---------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                                SECURITY                                               VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.9%
$ 245,776,000    UBS Financial Service Inc., 0.840% due 1/2/04; Proceeds at maturity -- $245,787,470;
                   (Fully collateralized by U.S. Treasury Notes, 1.875% to 4.375% due 3/31/04 to 12/15/08;
                   Market value -- $250,692,298) (Cost -- $245,776,000)                                        245,776,000
---------------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost -- $1,825,892,714**)                                                                $ 2,067,135,568
---------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 7).
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) All ratings are by Standard & Poor's Ratings Service except for those are identified by an asterisk (*), are rated by Moody's Investors Service.
(e) Security is currently in default.
+ All or a portion of this security is held as collateral for open futures contracts commitments.
++ All or a portion of this security is segregated for open futures contracts commitments and extended settlements.
**  Aggregate cost for Federal income tax purposes is $1,832,982,836.

    Abbreviation used in this schedule:
    ----------------------------------
    ADR -- American Depository Receipt.

    See pages 19 and 20 for definitions of ratings.

 LOANED SECURITIES COLLATERAL                                  DECEMBER 31, 2003

    FACE
   AMOUNT                               SECURITY                                VALUE
-----------------------------------------------------------------------------------------
$207,568,800 State Street Navigator Securities Lending Trust Prime Portfolio
             (Cost -- $207,568,800)                                          $207,568,800
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              18 SB Capital and Income Fund | 2003 Annual Report

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC   -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, and CC as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C            -- Bonds rated "C" are bonds on which no interest is being paid.
D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

              19 SB Capital and Income Fund | 2003 Annual Report

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

              20 SB Capital and Income Fund | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003


ASSETS:
  Investments, at value (Cost -- $1,580,116,714)             $1,821,359,568
  Repurchase agreement, at value (Cost -- $245,776,000)         245,776,000
  Loaned securities collateral, at value (Cost --
   $207,568,800) (Note 7)                                       207,568,800
  Foreign currency, at value (Cost -- $1,072,208)                 1,082,786
  Dividends and interest receivable                              15,132,310
  Receivable for securities sold                                 13,838,026
  Receivable for Fund shares sold                                 3,928,948
  Receivable from broker -- variation margin                        362,500
  Prepaid expenses                                                   75,228
---------------------------------------------------------------------------
  Total Assets                                                2,309,124,166
---------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities collateral (Note 7)             207,568,800
  Bank overdraft                                                  1,213,132
  Payable for Fund shares reacquired                              1,065,743
  Investment advisory fee payable                                   947,001
  Payable for securities purchased                                  645,703
  Distribution plan fees payable                                    363,872
  Administration fee payable                                        344,364
  Accrued expenses                                                  515,814
---------------------------------------------------------------------------
  Total Liabilities                                             212,664,429
---------------------------------------------------------------------------
Total Net Assets                                             $2,096,459,737
---------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $      135,070
  Capital paid in excess of par value                         2,036,566,009
  Overdistributed net investment income                             (39,768)
  Accumulated net realized loss from investment
   transactions, futures contracts and options                 (186,697,025)
  Net unrealized appreciation of investments, futures
   contracts and foreign currencies                             246,495,451
---------------------------------------------------------------------------
Total Net Assets                                             $2,096,459,737
---------------------------------------------------------------------------
Shares Outstanding:
  Smith Barney Class A                                           69,840,131
----------------------------------------------------------------------------
  Smith Barney Class B                                           39,571,859
----------------------------------------------------------------------------
  Smith Barney Class L                                           18,677,088
----------------------------------------------------------------------------
  Smith Barney Class O                                            1,796,778
----------------------------------------------------------------------------
  Smith Barney Class Y                                            5,179,851
----------------------------------------------------------------------------
  Salomon Brothers Class 2                                              317
----------------------------------------------------------------------------
  Salomon Brothers Class A                                            2,047
----------------------------------------------------------------------------
  Salomon Brothers Class B                                            1,746
----------------------------------------------------------------------------
Net Asset Value:
  Smith Barney Class A (and redemption price)                        $15.55
----------------------------------------------------------------------------
  Smith Barney Class B *                                             $15.45
----------------------------------------------------------------------------
  Smith Barney Class L **                                            $15.50
----------------------------------------------------------------------------
  Smith Barney Class O **                                            $15.47
----------------------------------------------------------------------------
  Smith Barney Class Y (and redemption price)                        $15.72
----------------------------------------------------------------------------
  Salomon Brothers Class 2 **                                        $15.48
----------------------------------------------------------------------------
  Salomon Brothers Class A (and redemption price)                    $15.56
----------------------------------------------------------------------------
  Salomon Brothers Class B *                                         $15.45
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Smith Barney Class A (net asset value plus 5.26% of net
   asset value per share)                                            $16.37
----------------------------------------------------------------------------
  Smith Barney Class L (net asset value plus 1.01% of net
   asset value per share)                                            $15.66
----------------------------------------------------------------------------
  Smith Barney Class O (net asset value plus 1.01% of net
   asset value per share)                                            $15.63
----------------------------------------------------------------------------
  Salomon Brothers Class 2 (net asset value plus 1.01% of
   net asset value per share)                                        $15.64
----------------------------------------------------------------------------
  Salomon Brothers Class A (net asset value plus 6.10% of
   net asset value per share)                                        $16.51
---------------------------------------------------------------------------

* Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).
**Redemption price is NAV of Smith Barney Class L, Smith Barney Class O and
  Salomon Brothers Class 2 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

              21 SB Capital and Income Fund | 2003 Annual Report

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME:
  Interest                                                    $ 72,489,885
  Dividends                                                     21,071,876
  Less: Foreign withholding tax                                    (86,153)
-------------------------------------------------------------------------
  Total Investment Income                                       93,475,608
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                               9,000,082
  Distribution plan fees (Note 8)                                7,850,886
  Administration fee (Note 2)                                    3,272,757
  Shareholder servicing fees (Note 8)                            1,513,381
  Shareholder communications (Note 8)                              121,267
  Custody                                                          115,381
  Audit and legal                                                   74,121
  Registration fees                                                 73,128
  Trustees' fees                                                    45,775
  Other                                                             18,703
-------------------------------------------------------------------------
  Total Expenses                                                22,085,481
-------------------------------------------------------------------------
Net Investment Income                                           71,390,127
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 4 AND
5):
  Realized Gain (Loss) From:
   Investment transactions                                      (3,955,726)
   Futures contracts                                            13,877,519
   Options purchased                                            (1,122,314)
-------------------------------------------------------------------------
  Net Realized Gain                                              8,799,479
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
   Investments                                                 430,599,263
   Foreign currencies                                               11,247
-------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      430,610,510
-------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts, Options and
  Foreign Currencies                                           439,409,989
-------------------------------------------------------------------------
Increase in Net Assets From Operations                        $510,800,116
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

              22 SB Capital and Income Fund | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,



                                                                          2003              2002
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                               $   71,390,127    $   74,063,544
 Net realized gain (loss)                                                 8,799,479      (164,462,498)
 Increase (decrease) in net unrealized appreciation                     430,610,510      (154,799,414)
----------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations                      510,800,116      (245,198,368)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 9):
 Net investment income                                                  (71,735,223)      (75,995,328)
 Capital                                                                 (3,959,057)               --
----------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to Shareholders              (75,694,280)      (75,995,328)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                                       533,038,360       229,080,398
 Net asset value of shares issued for reinvestment of dividends          56,102,822        57,265,607
 Cost of shares reacquired                                             (307,455,964)     (417,488,653)
----------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share Transactions         281,685,218      (131,142,648)
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       716,791,054      (452,336,344)

NET ASSETS:
 Beginning of year                                                    1,379,668,683     1,832,005,027
----------------------------------------------------------------------------------------------------
 End of year*                                                        $2,096,459,737    $1,379,668,683
----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:       $(39,768)       $1,420,771
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              23 SB Capital and Income Fund | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The SB Capital and Income Fund ("Fund") (formerly known as Smith Barney Premium Total Return Fund), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Convertible Fund (formerly known as Smith Barney Convertible Fund), Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Dividend and Income Fund (formerly known as Smith Barney Balanced Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value determined by or under the direction of the Board of Trustees; portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price; over-the-counter securities are valued on the basis of the bid price at the close of business each day; options are generally valued at the mean of the quoted bid and asked prices; investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis;
( j ) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and ( l ) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


              24 SB Capital and Income Fund | 2003 Annual Report

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund may from time to time enter into options and/or futures contracts typically to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of the Fund.

SBFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, the Fund paid transfer agent fees of $1,308,116 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 5.00%, 1.00%, 1.00%, 1.00% and 5.75% for Smith Barney Class A, Smith Barney Class L, Smith Barney Class O, Salomon Brothers Class 2 and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class L, Smith Barney Class O and Salomon Brothers Class 2 shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Smith Barney Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A shares which, when combined with current holdings of Smith Barney Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Former Class C shareholders who held shares of the Fund and/or other Smith Barney mutual funds on June 12, 1998, will not incur the initial sales charge on Smith Barney Class L shares purchased before June 22, 2003. In addition, Smith Barney Class O shares are only open for purchase by former Class C shareholders. Former Class C shareholders will not incur the initial sales charge on Smith Barney Class O shares purchased before June 22, 2003.

              25 SB Capital and Income Fund | 2003 Annual Report

For the year ended December 31, 2003, CGM received sales charges of approximately $1,370,000, $1,234,000, $1,000, $3 and $1,000 on sales of the
Fund's Smith Barney Class A, Smith Barney Class L, Smith Barney Class O, Salomon Brothers Class 2 and Salomon Brothers Class A shares, respectively. In addition, for the year ended December 31, 2003, CDSCs paid to CGM were approximately:

                                    Smith Barney Smith Barney Smith Barney
                                      Class A     Class B       Class L
--------------------------------------------------------------------------
CDSCs                                  $2,000      $414,000     $29,000
-------------------------------------------------------------------------

For the year ended December 31, 2003, CGM and its affiliates received brokerage commissions of $136,557.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

------------------------------------------------------
Purchases                                $1,225,794,344
------------------------------------------------------
Sales                                     1,113,457,769
------------------------------------------------------

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

----------------------------------------------------
Gross unrealized appreciation           $275,527,438
Gross unrealized depreciation            (41,374,706)
----------------------------------------------------
Net unrealized appreciation             $234,152,732
----------------------------------------------------

4. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At December 31, 2003, the Fund had the following open futures contracts:

                    # of                               Market    Unrealized
    To Buy:       Contracts Expiration Basis Value     Value        Gain
    -----------------------------------------------------------------------
    S&P 500 Index    500       3/04    $133,584,250 $138,825,000 $5,240,750

    -----------------------------------------------------------------------

              26 SB Capital and Income Fund | 2003 Annual Report

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2003, the Fund held purchased call options with a total cost of $12,910,500 and purchased put options with a total cost of $703,750.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following written call option transactions occurred during the year ended December 31, 2003:

                                      Number of
                                      Contracts    Premiums
------------------------------------------------------------
Options written, outstanding at
 December 31, 2002                       970      $ 278,081
Options cancelled                       (770)      (241,432)
Options expired                         (200)       (36,649)
-----------------------------------------------------------
Options written, outstanding at
 December 31, 2003                        --      $       0
-----------------------------------------------------------

6. Repurchase Agreements

The Fund purchases (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

              27 SB Capital and Income Fund | 2003 Annual Report

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund loaned securities having a market value of $203,240,469. The Fund received cash collateral amounting to $207,568,800 which was invested in the State Street Navigator Securities Lending Trust
Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $351,658.

8. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O, Salomon Brothers Class 2, Salomon Brothers Class A and Salomon Brothers Class B shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class L, Smith Barney Class O, Salomon Brothers Class 2 and Salomon Brothers Class B shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                    Smith      Smith      Smith     Smith   Salomon  Salomon  Salomon
                                   Barney     Barney     Barney    Barney   Brothers Brothers Brothers
                                   Class A    Class B    Class L   Class O  Class 2  Class A  Class B
------------------------------------------------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees $2,140,162 $3,872,718 $1,662,482 $175,459   $13      $19      $33
------------------------------------------------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                            Smith    Smith    Smith    Smith   Smith  Salomon  Salomon  Salomon
                           Barney   Barney   Barney   Barney  Barney  Brothers Brothers Brothers
                           Class A  Class B  Class L  Class O Class Y Class 2  Class A  Class B
------------------------------------------------------------------------------------------------
Shareholder Servicing Fees $796,369 $506,705 $178,586 $30,648 $1,018     $7      $34      $14
------------------------------------------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                    Smith   Smith   Smith   Smith   Smith  Salomon  Salomon  Salomon
                                   Barney  Barney  Barney  Barney  Barney  Brothers Brothers Brothers
                                   Class A Class B Class L Class O Class Y Class 2  Class A  Class B
-----------------------------------------------------------------------------------------------------
Shareholder Communication Expenses $55,777 $49,867 $12,349 $2,693   $580      $0*      $1       $0*
-----------------------------------------------------------------------------------------------------

*Amount represents less than $1.00.

              28 SB Capital and Income Fund | 2003 Annual Report

9. Distributions Paid to Shareholders by Class

                        Year Ended        Year Ended
                     December 31, 2003 December 31, 2002
--------------------------------------------------------
Smith Barney Class A
Net investment
 income                 $39,642,158       $40,210,302
Capital                   2,059,237                --
--------------------------------------------------------
Total                   $41,701,395       $40,210,302
--------------------------------------------------------
Smith Barney Class B
Net investment
 income                 $21,107,734       $26,339,818
Capital                   1,265,581                --
--------------------------------------------------------
Total                   $22,373,315       $26,339,818
--------------------------------------------------------
Smith Barney Class L
Net investment
 income                 $ 6,352,786       $ 4,284,385
Capital                     399,255                --
--------------------------------------------------------
Total                   $ 6,752,041       $ 4,284,385
--------------------------------------------------------
Smith Barney Class O
Net investment
 income                 $ 1,024,302       $ 1,264,348
Capital                      60,998                --
--------------------------------------------------------
Total                   $ 1,085,300       $ 1,264,348
--------------------------------------------------------
Smith Barney Class Y
Net investment
 income                 $ 3,607,743       $ 3,896,475
Capital                     173,898                --
--------------------------------------------------------
Total                   $ 3,781,641       $ 3,896,475
--------------------------------------------------------
Salomon Brothers
 Class 2
Net investment
 income                 $         6                --
Capital                          51                --
--------------------------------------------------------
Total                   $        57                --
--------------------------------------------------------
Salomon Brothers
 Class A
Net investment
 income                 $       352                --
Capital                          27                --
--------------------------------------------------------
Total                   $       379                --
--------------------------------------------------------
Salomon Brothers
 Class B
Net investment
 income                 $       142                --
Capital                          10                --
--------------------------------------------------------
Total                   $       152                --
--------------------------------------------------------

              29 SB Capital and Income Fund | 2003 Annual Report

10.Shares of Beneficial Interest

At December 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:


                             Year Ended                  Year Ended
                      December 31, 2003/(1)(2)/       December 31, 2002
                     --------------------------  --------------------------
                        Shares        Amount        Shares        Amount
----------------------------------------------------------------------------
Smith Barney Class
 A/(3)/
Shares sold           16,234,601  $ 224,706,127    8,871,059  $ 117,168,891
Shares issued on
 reinvestment          2,457,545     33,310,268    2,558,397     32,359,288
Shares reacquired     (8,573,909)  (115,713,317) (12,102,662)  (153,108,265)
---------------------------------------------------------------------------
Net Increase
 (Decrease)           10,118,237  $ 142,303,078     (673,206) $  (3,580,086)
---------------------------------------------------------------------------
Smith Barney Class
 B/(3)/
Shares sold           10,613,737  $ 146,091,832    4,435,531  $  58,096,026
Shares issued on
 reinvestment          1,273,198     17,093,922    1,617,336     20,426,440
Shares reacquired    (12,110,826)  (161,274,348) (17,858,535)  (228,219,408)
---------------------------------------------------------------------------
Net Increase
 (Decrease)             (223,891) $   1,911,406  (11,805,668) $(149,696,942)
---------------------------------------------------------------------------
Smith Barney Class
 L/(3)/
Shares sold           11,575,818  $ 161,011,553    3,773,626  $  48,641,801
Shares issued on
 reinvestment            352,656      4,827,794      276,265      3,461,445
Shares reacquired     (1,649,193)   (22,134,650)  (2,237,172)   (27,371,403)
---------------------------------------------------------------------------
Net Increase          10,279,281  $ 143,704,697    1,812,719  $  24,731,843
---------------------------------------------------------------------------
Smith Barney Class
 O/(3)/
Shares sold               61,153  $     820,379       35,141  $     453,604
Shares issued on
 reinvestment             64,933        870,308       80,792      1,018,434
Shares reacquired       (276,653)    (3,695,056)    (524,840)    (6,577,213)
---------------------------------------------------------------------------
Net Decrease            (150,567) $  (2,004,369)    (408,907) $  (5,105,175)
---------------------------------------------------------------------------
Smith Barney Class
 Y/(3)/
Shares sold               28,596  $     349,606      377,514  $   4,720,076
Shares reacquired       (348,781)    (4,638,593)    (180,650)    (2,212,364)
---------------------------------------------------------------------------
Net Increase
 (Decrease)             (320,185) $  (4,288,987)     196,864  $   2,507,712
---------------------------------------------------------------------------
Salomon Brothers
 Class 2
Shares sold                  313  $       4,484           --             --
Shares issued on
 reinvestment                  4             57           --             --
---------------------------------------------------------------------------
Net Increase                 317  $       4,541           --             --
---------------------------------------------------------------------------
Salomon Brothers
 Class A
Shares sold                2,024  $      28,800           --             --
Shares issued on
 reinvestment                 23            335           --             --
---------------------------------------------------------------------------
Net Increase               2,047  $      29,135           --             --
---------------------------------------------------------------------------
Salomon Brothers
 Class B
Shares sold                1,737  $      25,579           --             --
Shares issued on
 reinvestment                  9            138           --             --
---------------------------------------------------------------------------
Net Increase               1,746  $      25,717           --             --
---------------------------------------------------------------------------

(1)For Salomon Brothers Class 2 and Salomon Brothers Class B shares, transactions are for the period September 23, 2003 (inception date) to December 31, 2003.
(2)For Salomon Brothers Class A shares, transactions are for the period August 4, 2003 (inception date) to December 31, 2003.
(3)On April 11, 2003, Class A, B, L, O and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y shares, respectively.

              30 SB Capital and Income Fund | 2003 Annual Report

11.Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $163,964,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                    2009         2010        2011
            --------------------------------------------------------
            Carryforward Amounts $28,185,000 $130,696,000 $5,083,000
            --------------------------------------------------------

12.Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                  2003           2002
      --------------------------------------------------------------------
      Undistributed ordinary income                     --  $   1,308,153
      --------------------------------------------------------------------
      Accumulated capital losses             $(163,963,923)  (158,880,991)
      --------------------------------------------------------------------
      Unrealized appreciation (depreciation)   223,722,579   (176,689,149)
      --------------------------------------------------------------------

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation is attributable primarily to the wash sale loss deferrals, the mark to market of derivative contracts, the treatment of accretion of discounts and amortization of premiums and the return of capital from real estate investment trusts.

At December 31, 2002, the difference between book basis and tax basis unrealized depreciation was attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                       2003        2002
                    ---------------------------------------
                    Ordinary income $71,735,223 $75,995,328
                    ---------------------------------------
                    Capital           3,959,057          --
                    ---------------------------------------
                    Total           $75,694,280 $75,995,328
                    ---------------------------------------

13.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

              31 SB Capital and Income Fund | 2003 Annual Report

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

14.Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Smith Barney Class L and Salomon Brothers Class 2 shares will no longer be imposed.

              32 SB Capital and Income Fund | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class A Shares/(1)/     2003/(2)/    2002/(2)/    2001/(2)/    2000/(2)/    1999/(2)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $11.99      $ 14.56       $16.19       $18.07       $21.38
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/           0.62         0.64         0.70         0.83         0.54
  Net realized and unrealized
   gain (loss)/(3)/                    3.60        (2.55)       (1.27)        0.29         0.50
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations    4.22        (1.91)       (0.57)        1.12         1.04
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.63)       (0.66)       (0.78)       (0.77)       (0.49)
  Net realized gains                     --           --        (0.28)       (2.23)       (3.86)
  Capital                             (0.03)          --           --           --           --
----------------------------------------------------------------------------------------------------
Total Distributions                   (0.66)       (0.66)       (1.06)       (3.00)       (4.35)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $15.55      $ 11.99       $14.56       $16.19       $18.07
----------------------------------------------------------------------------------------------------
Total Return                          36.17%      (13.25)%      (3.65)%       6.48%        5.37%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $1,086      $   716       $  879       $  763       $  667
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.12%        1.15%        1.08%        1.09%        1.12%
  Net investment income/(3)/           4.60         4.95         4.50         4.71         2.63
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  77%          77%          85%          73%          93%
----------------------------------------------------------------------------------------------------

(1)On April 11, 2003, Class A shares were renamed as Smith Barney Class A shares.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.56%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

              33 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class B Shares/(1)/                 2003/(2)/  2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.90      $ 14.44    $16.05    $17.94    $21.26
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       0.55         0.56      0.60      0.73      0.41
 Net realized and unrealized gain (loss)/(3)/     3.58        (2.52)    (1.24)     0.28      0.52
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               4.13        (1.96)    (0.64)     1.01      0.93
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.55)       (0.58)    (0.69)    (0.67)    (0.39)
 Net realized gains                                 --           --     (0.28)    (2.23)    (3.86)
 Capital                                         (0.03)          --        --        --        --
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.58)       (0.58)    (0.97)    (2.90)    (4.25)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $15.45      $ 11.90    $14.44    $16.05    $17.94
---------------------------------------------------------------------------------------------------
Total Return                                     35.56%      (13.69)%   (4.14)%    5.87%     4.85%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $  612      $   474    $  745    $1,097    $1,709
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.63%        1.63%     1.62%     1.61%     1.63%
 Net investment income/(3)/                       4.11         4.40      3.94      4.19      2.02
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             77%          77%       85%       73%       93%
---------------------------------------------------------------------------------------------------

(1) On April 11, 2003, Class B shares were renamed as Smith Barney Class B shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

              34 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class L
Shares/(1)/               2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
---------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year       $ 11.94   $ 14.48   $ 16.08   $ 17.97   $ 21.29
---------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(3)/               0.50      0.54      0.56      0.66      0.40
  Net realized and
   unrealized gain
   (loss)/(3)/               3.60     (2.54)    (1.24)     0.30      0.48
---------------------------------------------------------------------------
Total Income (Loss) From
  Operations                 4.10     (2.00)    (0.68)     0.96      0.88
---------------------------------------------------------------------------
Less Distributions From:
  Net investment income     (0.51)    (0.54)    (0.64)    (0.62)    (0.34)
  Net realized gains           --        --     (0.28)    (2.23)    (3.86)
  Capital                   (0.03)       --        --        --        --
---------------------------------------------------------------------------
Total Distributions         (0.54)    (0.54)    (0.92)    (2.85)    (4.20)
---------------------------------------------------------------------------
Net Asset Value, End of
  Year                    $ 15.50   $ 11.94   $ 14.48   $ 16.08   $ 17.97
---------------------------------------------------------------------------
Total Return                35.17%   (13.90)%   (4.35)%    5.58%     4.60%
---------------------------------------------------------------------------
Net Assets, End of Year
  (millions)              $   289   $   100   $    95   $    33   $    23
---------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                   1.89%     1.91%     1.88%     1.87%     1.88%
  Net investment
   income/(3)/               3.69      4.24      3.73      3.91      1.93
---------------------------------------------------------------------------
Portfolio Turnover Rate        77%       77%       85%       73%       93%
---------------------------------------------------------------------------

(1) On April 11, 2003, Class L shares were renamed as Smith Barney Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.79%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

              35 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class O Shares/(1)/              2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $11.91   $ 14.45    $16.07    $17.95    $21.28
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                     0.56      0.57      0.61      0.74      0.42
  Net realized and unrealized gain
   (loss)/(3)/                                   3.58     (2.53)    (1.26)     0.29      0.51
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              4.14     (1.96)    (0.65)     1.03      0.93
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.55)    (0.58)    (0.69)    (0.68)    (0.40)
  Net realized gains                               --        --     (0.28)    (2.23)    (3.86)
  Capital                                       (0.03)       --        --        --        --
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.58)    (0.58)    (0.97)    (2.91)    (4.26)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $15.47   $ 11.91    $14.45    $16.07    $17.95
-----------------------------------------------------------------------------------------------
Total Return                                    35.64%   (13.67)%   (4.16)%    5.97%     4.83%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $   28   $    23    $   34    $   41    $   60
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.60%     1.60%     1.60%     1.58%     1.60%
  Net investment income/(3)/                     4.16      4.46      3.97      4.22      2.05
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            77%       77%       85%       73%       93%
-----------------------------------------------------------------------------------------------

(1)On April 11, 2003, Class O shares were renamed as Smith Barney Class O shares.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.03%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

              36 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Smith Barney Class Y Shares/(1)/              2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $12.12   $ 14.71    $16.36    $18.22    $21.49
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                     0.68      0.70      0.75      0.90      0.64
  Net realized and unrealized gain
   (loss)/(3)/                                   3.63     (2.58)    (1.28)     0.28      0.48
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              4.31     (1.88)    (0.53)     1.18      1.12
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.68)    (0.71)    (0.84)    (0.81)    (0.53)
  Net realized gains                               --        --     (0.28)    (2.23)    (3.86)
  Capital                                       (0.03)       --        --        --        --
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.71)    (0.71)    (1.12)    (3.04)    (4.39)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $15.72   $ 12.12    $14.71    $16.36    $18.22
-----------------------------------------------------------------------------------------------
Total Return                                    36.62%   (12.90)%   (3.33)%    6.81%     5.72%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $   81   $    67    $   78    $   80    $   86
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.77%     0.77%     0.77%     0.77%     0.77%
  Net investment income/(3)/                     4.99      5.33      4.80      5.05      3.08
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            77%       77%       85%       73%       93%
-----------------------------------------------------------------------------------------------

(1) On April 11, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.86%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

              37 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout the period ended December 31:

               Salomon Brothers Class 2 Shares      2003/(1)(2)/
               -------------------------------------------------
               Net Asset Value, Beginning of Period   $14.30
               ------------------------------------------------
               Income From Operations:
                Net investment income                   0.09
                Net realized and unrealized gain        1.27
               ------------------------------------------------
               Total Income From Operations             1.36
               ------------------------------------------------
               Less Distributions From:
                Net investment income                  (0.15)
                Capital                                (0.03)
               ------------------------------------------------
               Total Distributions                     (0.18)
               ------------------------------------------------
               Net Asset Value, End of Period         $15.48
               ------------------------------------------------
               Total Return                             9.60%++
               ------------------------------------------------
               Net Assets, End of Period (000s)       $    5
               ------------------------------------------------
               Ratios to Average Net Assets:
                Expenses                                2.31%+
                Net investment income                   2.31+
               ------------------------------------------------
               Portfolio Turnover Rate                    77%
               ------------------------------------------------

(1) For the period September 23, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

              38 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout the period ended December 31:

               Salomon Brothers Class A Shares      2003/(1)(2)/
               -------------------------------------------------
               Net Asset Value, Beginning of Period   $13.68
               ------------------------------------------------
               Income From Operations:
                Net investment income                   0.17
                Net realized and unrealized gain        1.98
               ------------------------------------------------
               Total Income From Operations             2.15
               ------------------------------------------------
               Less Distributions From:
                Net investment income                  (0.24)
                Capital                                (0.03)
               ------------------------------------------------
               Total Distributions                     (0.27)
               ------------------------------------------------
               Net Asset Value, End of Period         $15.56
               ------------------------------------------------
               Total Return                            15.90%++
               ------------------------------------------------
               Net Assets, End of Period (000s)       $   32
               ------------------------------------------------
               Ratios to Average Net Assets:
                Expenses                                1.37%+
                Net investment income                   3.17+
               ------------------------------------------------
               Portfolio Turnover Rate                    77%
               ------------------------------------------------

(1) For the period August 4, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

              39 SB Capital and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout the period ended December 31:

               Salomon Brothers Class B Shares      2003/(1)(2)/
               -------------------------------------------------
               Net Asset Value, Beginning of Period   $14.26
               ------------------------------------------------
               Income From Operations:
                Net investment income                   0.10
                Net realized and unrealized gain        1.27
               ------------------------------------------------
               Total Income From Operations             1.37
               ------------------------------------------------
               Less Distributions From:
                Net investment income                  (0.15)
                Capital                                (0.03)
               ------------------------------------------------
               Total Distributions                     (0.18)
               ------------------------------------------------
               Net Asset Value, End of Period         $15.45
               ------------------------------------------------
               Total Return                             9.73%++
               ------------------------------------------------
               Net Assets, End of Period (000s)       $   27
               ------------------------------------------------
               Ratios to Average Net Assets:
                Expenses                                2.21%+
                Net investment income                   2.51+
               ------------------------------------------------
               Portfolio Turnover Rate                    77%
               ------------------------------------------------

(1) For the period September 23, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:
  . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 13.25%.
  . For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.
  . A total of 1.08% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

              40 SB Capital and Income Fund | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Capital and Income Fund, formerly known as Smith Barney Premium Total Return Fund, of Smith Barney Income Funds ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 13, 2004

              41 SB Capital and Income Fund | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the SB Capital and Income Fund ("Fund") are managed under the direction of the Smith Barney Income Fund's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                     Number of
                                                                                                   Portfolios in
                                               Term of Office*                                     Fund Complex    Other Board
                              Position(s) Held  and Length of       Principal Occupation(s)         Overseen by    Memberships
Name, Address and Age            with Fund       Time Served         During Past Five Years           Trustee    Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Trustee of Signet        27            None
13732 LeHavre Drive                                 1993       Group PLC
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein             34        Taubman
27 West 67th Street, Apt. 5FW                       1985       Associates, a consulting firm;                     Centers Inc.
New York, NY 10023                                             former Director of CVS Corp.
Age 74

Jane F. Dasher                    Trustee           Since      Controller of PBK Holdings Inc., a       27            None
Korsant Partners                                    1999       family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 54

Richard E. Hanson, Jr.            Trustee           Since      Retired; former Head of the New          27            None
2751 Vermont Route 140                              1985       Atlanta Jewish Community High
Poultney, VT 05764                                             School
Age 62

Paul Hardin                       Trustee           Since      Professor of Law & Chancellor            34            None
12083 Morehead                                      1999       Emeritus at the University of
Chapel Hill, NC 27514-8426                                     North Carolina
Age 72

Roderick C. Rasmussen             Trustee           Since      Investment Counselor                     27            None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 77

John P. Toolan                    Trustee           Since      Retired                                  27        Trustee John
13 Chadwell Place                                   1999                                                          Hancock Funds
Morristown, NJ 07960
Age 73

              42 SB Capital and Income Fund | 2003 Annual Report

                                                                                                 Number of
                                                                                               Portfolios in
                                          Term of Office*                                      Fund Complex    Other Board
Name, Address and      Position(s) Held    and Length of        Principal Occupation(s)         Overseen by    Memberships
Age                       with Fund         Time Served         During Past Five Years            Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Interested Trustee:

R. Jay Gerken, CFA** Chairman,                 Since      Managing Director of Citigroup            221           None
Citigroup Asset      President and             2002       Global Markets Inc. ("CGM");
 Management ("CAM")  Chief Executive                      Chairman, President and Chief
399 Park Avenue      Officer                              Executive Officer of Smith Barney
4th Floor                                                 Fund Management LLC ("SBFM"),
New York, NY 10022                                        Travelers Investment Adviser, Inc
Age 52                                                    ("TIA") and Citi Fund Management
                                                          Inc. ("CFM"); President and Chief
                                                          Executive Officer of certain mutual
                                                          funds associated with Citigroup Inc.
                                                          ("Citigroup"); Formerly, Portfolio
                                                          Manager of Smith Barney Allocation
                                                          Series Inc. (from 1996 to 2001) and
                                                          Smith Barney Growth and Income
                                                          Fund (from 1996 to 2000)

Officers:

Andrew B. Shoup CAM  Senior Vice               Since      Director of CAM; Senior Vice              N/A           N/A
125 Broad Street     President and             2003       President and Chief Administrative
10th Floor           Chief Administrative                 Officer of mutual funds associated
New York, NY 10004   Officer                              with Citigroup; Treasurer of certain
Age 47                                                    mutual funds associated with
                                                          Citigroup; Head of International
                                                          Funds Administration of CAM (from
                                                          2001 to 2003); Director of Global
                                                          Funds Administration of CAM (from
                                                          2000 to 2001); Head of U.S.
                                                          Citibank Funds Administration of
                                                          CAM (from 1998 to 2000)

Richard L.           Chief Financial           Since      Director of CGM; Chief Financial
Peteka CAM           Officer and               2002       Officer and Treasurer of certain
125 Broad Street     Treasurer                            mutual funds associated with
11th Floor                                                Citigroup; Director and Head of
New York, NY 10004                                        Internal Control for CAM U.S.
Age 42                                                    Mutual Fund Administration (from
                                                          1999 to 2002); Vice President, Head
                                                          of Mutual Fund Administration and
                                                          Treasurer at Oppenheimer Capital
                                                          (from 1996 to 1999)

Mark J.              Investment Officer        Since      Managing Director of CAM; former          N/A           N/A
McAllister CAM 399                             2002       Executive Vice President of PJLW
Park Avenue 7th                                           Capital Mgt. Inc. from March 1998
Floor New York, NY                                        to May 1999; prior to March 1998,
10022 Age 41                                              Vice President of Cohen & Steers
                                                          Capital Mgt., Inc.

              43 SB Capital and Income Fund | 2003 Annual Report

                                                                                                  Number of
                                                                                                Portfolios in
                                          Term of Office*                                       Fund Complex    Other Board
Name, Address and        Position(s) Held  and Length of         Principal Occupation(s)         Overseen by    Memberships
Age                         with Fund       Time Served          During Past Five Years            Trustee    Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------

Andrew Beagley           Chief Anti-Money      Since      Director of CGM (since 2000);              N/A            N/A
CAM                      Laundering            2002       Director of Compliance, North
399 Park Avenue,         Compliance                       America, CAM (since 2000); Chief
4th Floor                Officer                          Anti-Money Laundering Compliance
New York, NY 10022                                        Officer and Vice President of certain
Age 40                                                    mutual funds associated with
                                                          Citigroup; Director of Compliance,
                                                          Europe, the Middle East and Africa,
                                                          CAM (from 1999 to 2000);
                                                          Compliance Officer, Salomon
                                                          Brothers Asset Management Limited,
                                                          Smith Barney Global Capital
                                                          Management Inc., Salomon Brothers
                                                          Asset Management Asia Pacific
                                                          Limited (from 1997 to 1999)

Kaprel Ozsolak           Controller            Since      Vice President of CGM; Controller          N/A            N/A
CAM                                            2002       of certain mutual funds associated
125 Broad Street                                          with Citigroup
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary             Since      Managing Director and General              N/A            N/A
CAM                      and Chief             2003       Counsel of Global Mutual Funds for
300 First Stamford Place Legal Officer                    CAM and its predecessor (since
4th Floor                                                 1994); Secretary of CFM; Secretary
Stamford, CT 06902                                        and Chief Legal Officer of mutual
Age 48                                                    funds associated with Citigroup

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

              44 SB Capital and Income Fund | 2003 Annual Report

                          SB CAPITAL AND INCOME FUND




TRUSTEES                                  INVESTMENT ADVISER
Lee Abraham                               AND ADMINISTRATOR
Allan J. Bloostein                        Smith Barney Fund Management LLC
Jane F. Dasher
R. Jay Gerken, CFA                        DISTRIBUTOR
  Chairman                                Citigroup Global Markets Inc.
Richard E. Hanson, Jr.
Paul Hardin                               CUSTODIAN
Roderick C. Rasmussen                     State Street Bank and
John P. Toolan                              Trust Company

OFFICERS                                  TRANSFER AGENT
R. Jay Gerken, CFA                        Citicorp Trust Bank, fsb.
President and                             125 Broad Street, 11th Floor
Chief Executive Officer                   New York, New York 10004

Andrew B. Shoup                           SUB-TRANSFER AGENT
Senior Vice President and Chief           PFPC Inc.
Administrative Officer                    P.O. Box 9699
                                          Providence, Rhode Island
Richard L. Peteka                         02940-9699
Chief Financial Officer and Treasurer

Mark J. McAllister
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering Compliance
Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

   Smith Barney Income Funds


   SB Capital and Income Fund

   The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.


 This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- SB Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SB CAPITAL AND INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com


 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD0420 2/04                                                            04-6115

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Paul Ades, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Dwight Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Smith Barney Income Funds of $37,000 and $30,000 for the years end 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for Smith Barney Income Funds of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for Smith Barney Income Funds of $2,400 and $2,400 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

         (d) There were no all other fees for Smith Barney Income Funds for the years ended 12/31/03 and 12/31/02.


         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              The Charter for the Audit Committee (the "Committee") of the
              Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and
              (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

              The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.
              As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
              (iv) actuarial services; (v) internal audit outsourcing services;
              (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
              (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

              Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund,
              (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
              (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and
              (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

              (2)

         (f)  N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney Income Funds' Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney Income Funds


Date:  March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney Income Funds

Date:  March 10, 2004

By:  /s/ Richard L. Peteka
     Richard L. Peteka
     Chief Financial Officer of
     Smith Barney Income Funds

Date:  March 10, 2004